SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                             CONCEPTS DIRECT, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                              CONCEPTS DIRECT, INC.
                              1351 S. Sunset Street
                            Longmont, Colorado 80501
                               -------------------

                    Notice of Annual Meeting of Shareholders

                          To Be Held on April 19, 1997
                               -------------------


TO THE SHAREHOLDERS OF CONCEPTS DIRECT, INC.:

        The Annual Meeting of Shareholders of Concepts Direct, Inc. (the "Company") will be held at the Raintree Plaza Hotel, 1900 Ken Pratt Boulevard, Longmont, Colorado 80501, on April 19, 1997, at 9:00 A.M., local time, for the following purposes:

        1.   To elect five directors for the ensuing year;

        2. To ratify the appointment of Ernst & Young LLP as the independent public accountants for the Company for the fiscal year ending December 31, 1997; and

        3. To transact such other business as may properly come before the meeting or any adjournments thereof.

        The close of business on February 18, 1997, has been fixed as the record date for the Annual Meeting. All shareholders of record as of that date are entitled to notice of and to vote at the meeting and any adjournment thereof.

        A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1996, is included with this proxy statement.

                                                   By Order of the Board of
                                                     Directors

                                                   H. Franklin Marcus, Jr.
                                                   Secretary

March 6, 1997


PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY. YOU MAY WITHDRAW THIS PROXY AT ANY TIME BEFORE YOUR SHARES ARE ACTUALLY VOTED AND MAY VOTE YOUR OWN SHARES IF YOU ATTEND THE MEETING IN PERSON.

                              CONCEPTS DIRECT, INC.
                              1351 S. Sunset Street
                            Longmont, Colorado 80501

                                 PROXY STATEMENT
                     TO BE MAILED ON OR ABOUT MARCH 7, 1997
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 19, 1997


       The enclosed proxy is solicited by and on behalf of the Board of Directors of Concepts Direct, Inc. (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held April 19, 1997, or any adjournments thereof, for the purposes set forth in this Proxy Statement and the attached Notice of Annual Meeting of Shareholders. If sufficient proxies are not returned in response to this solicitation, supplementary solicitations may be made by mail or by telephone, telegraph, electronic means or personal interview by directors, officers, and regular employees of the Company, none of whom will receive additional compensation for these services. Costs of solicitation of proxies will be borne by the Company, which will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to the beneficial owners of stock held by them. The Company has also retained Corporate Investor Communications, Inc., of Carlstadt, New Jersey, to assist in the solicitation of proxies of shareholders whose shares are held in street name by brokers, banks and other institutions at an approximate cost of $1,000 plus out-of-pocket expenses. Such solicitation will be made by mail or by telephone, telegraph, electronic means or personal interview. These costs will also be borne by the Company.

       The shares represented by all properly executed proxies received by the Secretary of the Company and not revoked will be voted for the election of the directors nominated and for the ratification of Ernst & Young LLP as independent public accountants for the Company for the fiscal year ending December 31, 1997, unless the shareholder directs otherwise in the proxy, in which event such shares will be voted in accordance with such directions. Any proxy may be revoked at any time before the shares to which it relates are voted either by giving written notice (which may be in the form of a substitute proxy delivered to the secretary of the meeting) or by attending the meeting and voting in person.

       In accordance with applicable law, all the shareholders of record on the record date are entitled to receive notice of, and to vote at, the Annual Meeting. On the record date there were issued and outstanding 2,125,441 shares of the Company's common stock, $.10 par value (the "Common Stock"). All of such shares were of one class, with equal voting rights, and each holder thereof is entitled to one vote on all matters voted on at the Annual Meeting for each share registered in such holder's name. Presence in person or by proxy of holders of 1,062,721 shares of Common Stock will constitute a quorum at the Annual Meeting. Shares for which the holder has elected to abstain or to withhold the proxies' authority to vote on a matter will count toward a quorum. Assuming a quorum is present, the affirmative vote by the holders of a plurality of the shares represented at the Annual Meeting and entitled to vote will be required to act on the election of directors and the affirmative vote by the holders of a majority of the shares represented at the Annual Meeting and entitled to vote will be required to act on all other matters to come before the Annual Meeting, including the ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker nonvotes are not counted for purposes of determining whether a proposal has been approved.


                               RECENT DEVELOPMENTS

       On February 25, 1997, the Board of Directors declared a 2-for-1 split of the Common Stock (the "Stock-split"). Stockholders of record at the close of business on March 14, 1997 will be entitled to participate in the Stock-split, which will be effected in the form of a 100% stock dividend payable on March 31, 1997. Because the record date for the Annual Meeting was February 18, 1997, the Stock-split will not change the number of shares entitled to vote at the Annual Meeting. Each holder of record of Common Stock on the record date will be entitled to one vote for each share then registered in the holder's name. Consistent with the manner in which the votes will be counted for the Annual Meeting, none of the share amounts reported in this Proxy Statement have been adjusted to reflect the Stock-split.


                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

Record Date

       The Board of Directors has fixed the close of business on February 18, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Each holder of record of Common Stock on the record date will be entitled to one vote for each share then registered in the holder's name. As of the close of business on the record date, 2,125,441 shares were outstanding and entitled to vote at the Annual Meeting.

Stock Ownership of Certain Beneficial Owners and Management

       The table below sets forth information regarding beneficial ownership as of February 18, 1997 of Common Stock by the Company's directors individually, the executive officers named in the Summary Compensation Table individually, the Company's directors and executive officers as a group, and persons known to the Company to be beneficial owners of more than 5% of the Common Stock.



                    Name and Address of             Amount and Nature of                          Percent
                     Beneficial Owner         Beneficial Ownership(1)(2)                         of Class
Executive Officers and Directors

Phillip A. Wiland                                             757,734(3)                               35.49
1351 S. Sunset
Longmont, CO 80501

Michael T. Buoncristiano                                       39,449                                   1.84
450 7th Street, Suite LL8
Hoboken, NJ 07030

Robert L. Burrus, Jr.                                           4,334                                   *
One James Center
Richmond, VA 23219

H. Franklin Marcus, Jr.                                        42,598                                   2.00
1351 S. Sunset
Longmont, CO 80501

Phillip D. White                                               64,333                                   3.01
200 Camden Place
Boulder, CO 80302

J. Michael Wolfe                                               94,264                                   4.41
1351 S. Sunset
Longmont, CO 80501

Stephen R. Polk                                                 4,333(4)                                *
1155 Brewery Park Boulevard
Detroit, MI 48207
All Directors and Executive Officers                        1,007,045                                  47.17
 as a Group (7 Persons)

5% Owners

Laifer Capital Management, Inc.                               373,000(5)                               17.47
114 West 47th Street
New York, NY 10036

R. L. Polk & Co.                                              421,800(4)                               19.76
1155 Brewery Park Boulevard
Detroit, MI 48207
----------------

       * Does not exceed 1% of the outstanding shares of the Company

       (1) The amount of shares beneficially owned has not been adjusted to reflect the Stock-split. See "Recent Developments."

       (2) Except as described in footnotes (3), (4) and (5) below, each individual has sole voting power and sole investment power with respect to the Common Stock set forth opposite his name. Includes, as to Mr. White 2,333, as to Messrs. Buoncristiano and Burrus 2,667 shares, as to Messrs. Marcus and Wiland 1,000 shares and as to Mr. Wolfe 2,000 shares of Common Stock, which could be acquired through exercise of stock options within 60 days.

       (3) Includes 748,984 shares owned in joint tenancy by Mr. Wiland and his wife, who share voting and investment power as to the shares, 6,450 shares held by Mr. Wiland as custodian for his minor children under the Uniform Gifts to Minors Act and for which Mr. Wiland has sole voting and investment power and 2,300 shares owned by Mr. Wiland's daughter and for which Mr. Wiland shares voting and investment power.

       (4) Stephen R. Polk, a Director of the Company, is Chairman of the Board and Chief Executive Officer of R.L. Polk & Co., and may by virtue of these positions be deemed to share voting and investment power over shares owned by R.L. Polk & Co. Mr. Polk disclaims any such shared control of shares owned by R.L. Polk & Co.

       (5) Ownership information is based on the Schedule 13D filed on January 27, 1997. According to this Schedule 13D, Laifer Capital Management, Inc. holds 261,100 shares with sole voting and dispositive power and 111,900 shares with shared dispositive power.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

       Action will be taken at the Annual Meeting to elect a Board of Directors of five members. Unless otherwise instructed on the proxy, the shares represented by proxies will be voted for the election as directors of all of the nominees named below. Each of the nominees has consented to being named as a nominee and has agreed that, if elected, he will serve on the Board of Directors for a term which will run until the next annual meeting of shareholders and until his successor has been elected. If any nominee becomes unavailable for any reason the shares represented by proxies may be voted for a substitute nominee designated by the Board of Directors.

       The following table sets forth certain information as to the nominees and certain executive officers.


Name, Age, Principal Occupation                                     Director
     and other information                                            Since
PHILLIP A. WILAND (50)                                                  1992
  Chairman and Chief Executive Officer of the
  Company since 1992.  President and
  Chief Executive Officer of Wiland
  Services, Inc. from 1971 to 1992.

MICHAEL T. BUONCRISTIANO (55)                                           1992
  President, AVANTI! Direct Marketing Services,
  Inc. since 1990.

ROBERT L. BURRUS, JR. (62)                                              1992
  Chairman, Law Firm of McGuire, Woods, Battle &
  Boothe, L.L.P., Richmond, Virginia, since 1990.
  Director, CSX Corporation, Heilig-Meyers
  Company, O'Sullivan Corporation, S&K Famous
  Brands, Inc. and Smithfield Foods, Inc.

STEPHEN R. POLK (41)                                                    1992
  Chairman of the Board and Chief Executive Officer, R.L.
  Polk & Co. since 1994.  Previous employment with R.L.
  Polk & Co. includes position as President, 1990 to 1994.
  R.L. Polk & Co. owns approximately 20% of the
  Common Stock, and as such may be deemed an affiliate
  of the Company.

                                  Page 5 of 13



Name, Age, Principal Occupation                                     Director
     and other information                                            Since
PHILLIP D. WHITE (50)                                                   1992
  Associate Professor and past Chairman of
  Marketing, College of Business and Administration,
  University of Colorado at Boulder since 1976 (on
  leave).  Lecturer and writer on marketing.  Ph.D.
  in Marketing, University of Texas, 1976.  President,
  Phillip D. White & Associates, Inc. since 1996.

Nominations for Director

        The Bylaws of the Company provide that the only persons who may be nominated for Directors are (i) those persons nominated by the Company's Board of Directors, (ii) those persons nominated by the Compensation and Nominations Committee of the Company's Board of Directors and (iii) those persons whose names were personally delivered to the Secretary of the Company not later than the close of business on the tenth day following the mailing date of the Company's Proxy Statement for an annual meeting or delivered to the Secretary of the Company by United States mail, postage prepaid, postmarked no later than 10 days after the mailing date of the Proxy Statement for an annual meeting. Any shareholder wishing to nominate a person other than those listed in this Proxy Statement must submit the following information in writing to the Office of Secretary, Concepts Direct, Inc., 1351 S. Sunset Street, Longmont, Colorado 80501: (i) the name and address of the shareholder who intends to make the nomination; (ii) the name, address, and principal occupation of each proposed nominee; (iii) a representation that the shareholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (iv) the written consent of each proposed nominee to serve as a director of the Company if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

                      MEETINGS AND COMMITTEES OF THE BOARD

        The Board of Directors held five meetings during 1996. Each incumbent director attended 75% or more of the aggregate of (1) such meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board of Directors on which he served.

Committees of the Board

        The standing committees of the Board of Directors include an Audit Committee and a Compensation and Nominations Committee.

        Messrs. Polk, White and Buoncristiano are the members of the Audit Committee, which met four times in 1996. The principal function of the Audit Committee is to oversee the performance of the Company's independent accountants. In this capacity, the Audit Committee recommends the firm to be engaged by the Company for independent auditing and reviews the overall scope and results of the annual audit. It also reviews, among other things, the functions and performance of the Company's internal accounting controls, the performance of nonaudit services, and changes in accounting policies.

        Messrs. Burrus, Polk, White and Buoncristiano are the members of the Compensation and Nominations Committee, which met two times in 1996. The principal functions of the Compensation and Nominations Committee are to review and set the direct and indirect compensation of the directors and officers of the Company, to administer the Company's incentive compensation and stock option plans and consider nominations for director made by shareholders of the Company. The Committee reviews the salaries and bonuses for all officers and certain other executives, recommends special benefits and perquisites for management, and consults with management regarding employee benefits and general personnel policies and recommends persons to be considered for election to the Board of Directors, membership on committees of the Board of Directors, and positions as executive officers of the Company. Recommendations by shareholders of persons to serve on the Board of Directors should be submitted to the Compensation and Nominations Committee in care of the Secretary of the Company in the manner described under "Nominations for Director".

Compensation of Directors

        The Company pays to each director who is not a Company employee an annual retainer of $4,000 and $500 for each meeting of the Board of Directors or any committee meeting of the Board of Directors attended. All directors are reimbursed for travel expenses incurred as a result of service on the Board of Directors.

        Directors who are not employees of the Company also receive awards under the 1992 NonEmployee Directors Stock Option Plan (the "1992 Plan"). Stock option grants under the 1992 Plan are automatic. Each eligible director of the Company on the effective date of the 1992 Plan, December 18, 1992, automatically received an option to purchase 3,000 shares of Common Stock. Each eligible director newly elected by the Company's shareholders on and after the effective date of the Plan automatically receives options for 3,000 shares on the date the director is elected by the shareholders. In addition, on the second anniversary of the date on which an eligible director receives his or her initial grant of an option, and biannually thereafter, each then eligible director will automatically receive an option to acquire an additional 2,000 shares of Common Stock. The maximum number of shares of Common Stock subject to the 1992 Plan is 40,000. The exercise price of the options granted under the 1992 Plan is the fair market value of the Common Stock on the date of the option grant.

        On December 18, 1996, the fourth anniversary date on which each eligible director received his initial grant of options, four non-employee members of the Board of Directors were granted an aggregate of 8,000 stock options at an option price of $19.50 per share. During 1996, Mr. Buoncristiano exercised 3,667 stock options and in early 1997, Mr. Polk exercised 4,333 stock options.

                             EXECUTIVE COMPENSATION


Summary Compensation Table

        The following table sets forth, for the years ended December 31, 1994, December 31, 1995, and December 31, 1996, certain compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and to the Company's other executive officer whose annual compensation exceeded $100,000 for the year ended December 31, 1996.



                                                                                              Long Term
                                                                                               Compen-
                    Annual Compensation                                                         sation
                                                                                                Awards
--------------------------------------------------------------------------------------------------------
                                                                                              Securities
                                                                               Other          Underlying          All Other
                                                                              Annual           Options             Compen-
       Name and  Principal                       Salary         Bonus         Compen-           /SARs               sation
            Position                 Year          ($)           ($)          sation             (#)                ($)(1)
---------------------------------------------------------------------------------------------------------------------------------
Phillip A. Wiland,                   1996        167,390               57,025   (2)               0                 3,939
Chairman and Chief                   1995        133,424               31,860   (2)               0                 3,403
Executive Officer                    1994        107,804               36,389   (2)             8,000               2,283

J. Michael Wolfe,                    1996        150,690               51,054   (2)               0                 2,709
President and Chief Operating        1995        131,597               30,654   (2)               0                 1,427
Officer                              1994        100,323               35,543   (2)             8,000               1,454

H. Franklin Marcus, Jr.              1996         86,010               29,316   (2)               0                 2,173
Chief Financial Officer and          1995         78,689               18,314   (2)               0                 2,147
Secretary, Treasurer                 1994         61,680               22,346   (2)             4,000               1,554
================================  =========== =============  ============ =============== ==================  ==================


        (1) These amounts were paid by the Company as matching contributions under the Company's Retirement Savings Plan.

        (2)  None  of  the  named  executive   officers  received  Other  Annual
Compensation in excess of the lesser of $50,000 or 10% of combined salary and bonus for fiscal 1994, 1995 or 1996.

Options/SAR Exercises and Year-End Value Table

        The following table sets forth information concerning each exercise of stock options and SARs during the fiscal year ended December 31, 1996, for each of the executive officers named in the Summary Compensation Table and the fiscal year-end value of unexercised options and SARs.


                        Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values
---------------------------------------------------------------------------------------------------------------------------------
                                                                   Number of Securities                     Value of
                                                                  Underlying Unexercised            Unexercised In-the-Money
                                                                      Options/SARs at                    Options/SARs at
                                                                      12/31/96(1) (#)                    12/31/96(2) ($)
                                                            ----------------------------------  ---------------------------------
                                  Share          Value
                               Acquired on     Realized
           Name                Exercise(#)        ($)         Exercisable      Unexercisable      Exercisable     Unexercisable
--------------------------- ---------------- -------------  ---------------  -----------------  --------------- -----------------
Phillip A. Wiland                   0              0             1,000            15,000            18,345           254,775
J. Michael Wolfe                    0              0             2,000            22,000            36,690           383,810
H. Franklin Marcus, Jr.             0              0             1,000            11,000            18,345           191,905
=========================== ================ =============  ===============  =================  =============== =================


        (1) The number of securities underlying unexercised options has not been adjusted to reflect the Stock-split. See "Recent Developments."

        (2) The value calculation is based on the market value of the underlying stock at year end, minus the exercise price.


Compensation Committee Interlocks and Insider Participation

        Mr. Burrus, a member of the Compensation and Nominations Committee, is Chairman and partner of the law firm of McGuire, Woods, Battle & Boothe, L.L.P., which was retained as general counsel by the Company during the fiscal year ended December 31, 1996, and has been so retained during the current fiscal year.


              REPORT OF THE COMPENSATION AND NOMINATIONS COMMITTEE

        General. During the calendar year ended December 31, 1996, the Compensation and Nominations Committee of the Board of Directors (the "Committee") was comprised of four non-employee directors, Messrs. Michael T. Buoncristiano, Robert L. Burrus, Jr., Stephen R. Polk, and Phillip D. White.
The Committee is responsible for setting compensation levels for the Company's executive officers and for overseeing the administration of the Concepts Direct, Inc. 1996 Incentive Compensation Plan (the "Incentive Compensation Plan") and the Concepts Direct, Inc. 1992 Employee Stock Option Plan (the "Stock Option Plan").

        All decisions by the Committee are reviewed by the entire Board of Directors. It has been the practice of the Committee to meet with the Company's Chief Executive Officer ("CEO") in reviewing the compensation of senior officers.

        The compensation of the Company's senior executives is generally made up of three components. These components include base salary, performance bonuses under the Incentive Compensation Plan, and stock options granted under the Stock Option Plan. At the Committee's discretion, an executive's compensation may also include an award of stock appreciation rights under the Stock Option Plan. No stock appreciation rights were awarded by the Committee during 1996.

        An executive officer's base salary is a function of the executive officer's responsibilities. The Committee believes that the compensation of executive officers should be closely aligned with the performance of the Company on both a short-term and long-term basis.

        Prior to the beginning of 1996, the Committee established the formula to be used to determine performance bonuses during 1996. The Committee determined the amount of the performance bonus awarded to each executive officer who is eligible for such an award as a percentage of such executive officer's base salary. Quarterly and annual bonuses are paid under the Incentive Compensation Plan based on the performance of the Company using a variety of measures including net profit, earnings per share, revenues, and market capitalization. The Committee's decisions were incorporated into the Incentive Compensation Plan which was approved by the Board. Each calendar quarter, executive officers are eligible to receive performance bonuses under the Incentive Compensation Plan. The Committee believes that an executive officer should have an opportunity to receive a performance bonus based on his or her performance during the applicable quarter.

        The long-term performance based compensation of executive officers takes the form of stock option awards under the Stock Option Plan. The Committee believes that compensation in the form of equity in the Company ensures that the executive officers will have a continuing stake in the long-term success of the Company and help further the alignment of their interests with those of the shareholders. All options granted under the Stock Option Plan have an exercise price equal to the market price of the Company's Common Stock on the date of the grant. Thus, the stock options granted to an executive officer will have value only if the Company's stock price increases.

        In granting options under the Stock Option Plan, the Committee takes into account each executive officer's responsibilities, relative position in the Company and past grants. The Committee does not follow an established formula in awarding stock options. Factors considered in making option awards to the Company's officers and employees include past grants, the importance of retaining the officer or employee, and the potential of the officer or employee to contribute to the future success of the Company.

        The compensation currently paid by the Company is not subject to Internal Revenue Code Section 162(m) which limits the income tax deductibility of certain forms of compensation paid to its named executive officers in excess of $1 million per year. Section 162(m) allows full deductibility of certain types of performance-based compensation. If these limitations should become applicable to the Company in the future, the Committee will consider modifications to the Company's compensation practices, to the extent practicable, to provide the maximum deductibility for compensation payments.

        Compensation for Mr. Phillip A. Wiland, Chairman and Chief Executive Officer. The base salary for Mr. Wiland during the 1996 calendar year was $168,000. Mr. Wiland's salary was recommended to the Board of Directors by the Committee following consultation with Mr. Wiland. The Committee reviewed CEO performance in relation to the Company's goals in formulating its salary recommendation for Mr. Wiland. Mr. Wiland's salary for 1996 was recommended and approved by the Board of Directors. Mr. Wiland does not have an Employment Agreement with the Company.

        It is the Committee's view that Mr. Wiland's base salary of $168,000 and bonus opportunity are in line with the compensation paid to the CEOs of other corporations, including direct marketing businesses of similar size. The Committee reviewed compensation information for certain competitors and companies in the same geographic area as the Company's headquarters. These companies are not the same as the companies in the indexes used for the Performance Graph following this report. Bonuses were paid to Mr. Wiland under the Incentive Compensation Plan. No stock options were granted to Mr.
Wiland under the Stock Option Plan during 1996.

                                 Compensation and Nominations Committee

                                                Phillip D. White, Chairman
                                                Michael T. Buoncristiano
                                                Robert L. Burrus, Jr.
                                                Stephen R. Polk

                                PERFORMANCE GRAPH

        The following graph represents the cumulative total return on the Company's Common Stock, with the cumulative total return of the companies included in the Standard & Poor's Specialty Retail Index and the Standard & Poor's 500 Index for the last five fiscal years. Cumulative total shareholder return is defined as share price appreciation assuming reinvestment of dividends. The dollar amounts shown on the following graph assume that $100 was invested on October 1, 1992 in Company Common Stock, stocks constituting the Standard & Poor's Specialty Retail Index and stocks constituting the Standard and Poor's 500 Index with all dividends being reinvested.

                      Comparison of Five-Year Total Return
           Among Concepts Direct, Inc., S&P Specialty Retail Index and
                                  S&P 500 Index




                                    [GRAPH]



                                                             Value of $100 invested on October 1, 1992
Fiscal Year                               12/31/92          12/31/93           12/31/94         12/31/95         12/31/96
-----------                               --------          --------           --------         --------         --------
Concepts Direct, Inc.                       $275              $163              $1,000           $2,650           $4,100
S&P Specialty Retail - 500                   101               100                76               57               81
S&P 500 Index                                105               116                117              161              198


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On May 20, 1993, Mr. Wolfe, an executive officer of the Company, offered to purchase 80,000 shares of Common Stock from the Company at the price of $1.125 per share. Mr. Wolfe made a down payment of $27,000 on the purchase and financed the remaining $63,000 by delivering to the Company a non-recourse installment note accruing interest at a rate of 5.5% per annum. The note contains provisions that payment of interest will occur on a quarterly basis and that the principal be paid in four annual installments, each equal to 10% of the principal amount, commencing on May 1, 1994, and a balloon payment of the remaining balance on May 1, 1998. Mr. Wolfe pledged the entire 80,000 shares of Common Stock to the Company as collateral for the loan. Mr. Wolfe paid off the loan in 1996.


                                 PROPOSAL NO. 2

                        SELECTION OF PRINCIPAL ACCOUNTANT

        Ernst & Young LLP served during the Company's year ended December 31, 1996, as its independent certified public accountants and has been selected by the Board of Directors to serve as the Company's independent certified public accountants for the current fiscal year, subject to ratification by the shareholders of the Company. The Board of Directors expects that representatives of Ernst & Young LLP will be present at the Annual Meeting of Shareholders, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.


                                  OTHER MATTERS

        The Board of Directors knows of no other matters to be brought before the meeting. If any other matters are properly presented, however, or if any question arises as to whether any matter has been properly presented and is a proper subject for shareholder action, the persons named as proxies in the accompanying proxy intend to vote the shares represented by such proxy in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

        The shareholders may present proposals for consideration at the 1997 Annual Meeting of Shareholders to the Company for inclusion in its proxy materials for such meeting. Any such proposal should be submitted in writing in accordance with Securities and Exchange Commission rules to Concepts Direct, Inc., 1351 S. Sunset Street, Longmont, Colorado 80501, Attention: Corporate Secretary. Shareholder proposals must be received by November 6, 1997, to be included in the proxy materials for the 1997 Annual Meeting.


                               FURTHER INFORMATION

        The Company will provide without charge to each person from whom a proxy is solicited by the Board of Directors, upon the written request of any such person, a copy of the Company's annual report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the Company's fiscal year ended December 31, 1996. Such written request should be sent to Concepts Direct, Inc., 1351 S. Sunset Street, Longmont, Colorado 80501, Attention:
Corporate Secretary.



                                    By Order of the Board of Directors


                                    H. FRANKLIN MARCUS, JR.
                                    Secretary



March 6, 1997

PROXY                        CONCEPTS DIRECT, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 19, 1997

    The undersigned having received the Annual Report to the Shareholders and the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement dated March 6, 1997, hereby appoints H. Franklin Marcus, Jr., and Robert L. Burrus, Jr. (each with power to act alone and with power of substitution) as proxies and hereby authorizes them to represent and vote, as directed below, all the shares of common stock of Concepts Direct, Inc., held of record by the undersigned on February 18, 1997, at the annual meeting of stockholders to be held on April 19, 1997, and any adjournment thereof.

1.  ELECTION OF DIRECTORS      [ ]  FOR all nominees listed below       [ ]  WITHHOLD AUTHORITY to vote for all nominees
                                    (except as indicated below)              listed below


  Robert L. Burrus, Jr., Michael T. Buoncristiano, Stephen R. Polk, Phillip D.
                            White, Phillip A. Wiland

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)
--------------------------------------------------------------------------------

2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS FOR THE YEAR 1997.

                      [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

3. IN THEIR DISCRETION the proxies are authorized to vote such other business as may properly come before the meeting and any adjournments thereof.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. WHERE NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

    Any proxy or proxies previously given for the meeting are revoked.

                                                  Please sign your name(s)
                                                  exactly as shown below. If
                                                  signer is a corporation,
                                                  please sign the full corporate
                                                  name by duly authorized
                                                  officer. If an attorney,
                                                  guardian, administrator,
                                                  executor, or trustee, please
                                                  give full title as such. If a
                                                  partnership, please sign in
                                                  partnership name by authorized
                                                  person.

                                                  Dated: _________________, 1997
                                                  ______________________________
                                                  ______________________________

                                                    Please complete, date, sign,
                                                    and return this
                                                    proxy promptly in the
                                                    enclosed envelope.